   AMENDMENT TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
               CRAMER ROSENTHAL MCGLYNN, LLC DATED MARCH 15, 2002



                                  EXHIBIT 10.45

March 15, 2002

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, New York  10604

Re: Amended and Restated Limited Liability Company Agreement of Cramer Rosenthal McGlynn, LLC ("CRM") dated as of January 2, 1998, as amended (the "Agreement")


Gentlemen:

As you know, Section 7.2 of the Agreement contemplates that, subject to certain limitations therein, Wilmington Trust Corporation will on April 1 of a year purchase from Principals LLC Interests and Derivative Shares for which we receive Put Notices by March 15 of that year. At your request, we hereby agree to extend (1) the date by which we are required to receive Put Notices for 2001 from March 15, 2002 to one week after CRM receives from Berkshire Capital Corporation the LLC Value for 2001 and (2) the date by which we will purchase LLC Interests for which we receive by that date Put Notices for 2001 from April 1, 2002 to June 1, 2002.

Except as expressly modified hereby, the Agreement remains unchanged and in full force and effect.

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.


Very truly yours,




WILMINGTON TRUST CORPORATION



By: /s/ David R. Gibson
    ------------------------------------
      (Authorized Officer)

WT INVESTMENTS, INC.



By:  /s/ David R. Gibson
    ------------------------------------
       (Authorized Officer)

Please evidence your agreement to the terms of this letter by signing on the appropriate line below.

Acknowledged, Agreed to and Accepted:


CRAMER, ROSENTHAL, MCGLYNN, INC.



By:  /s/ Carlos Leal
    ------------------------------------
         (Authorized Officer)



/s/ Gerald B. Cramer                        (SEAL)
--------------------------------------------
Gerald B. Cramer

/s/ Edward J. Rosenthal                     (SEAL)
--------------------------------------------
Edward J. Rosenthal

/s/ Ronald H. McGlynn                       (SEAL)
--------------------------------------------
Ronald H. McGlynn

/s/ Jay B. Abramson                         (SEAL)
--------------------------------------------
Jay B. Abramson

/s/ Fred M. Filoon                          (SEAL)
--------------------------------------------
Fred M. Filoon



DRG/alf